SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K
                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                                 July 2, 1996
                      (Date of earliest event reported)

                       Hayes Wheels International, Inc.
            (Exact name of Registrant as specified in its charter)

            Delaware               1-11592               13-3384636

          (State of          (Commission File No.)      (IRS Employer
          Incorporation)                                Identification No.)

                           38481 Huron River Drive
                           Romulus, Michigan  48174

          (Address of principal executive offices, including zip code)

                                 (313) 941-2000
             (Registrant's telephone number, including area code)

          _________________________________________________________
         (Former name or former address, if changed since last report)


          ITEMS 1 AND 2.

                    On July 2, 1996, Hayes Wheels International,
          Inc., a Delaware corporation (the "Company"), consummated the transactions contemplated by the Agreement and Plan of Merger, dated as of March 28, 1996, between MWC Holdings, Inc., a Delaware corporation ("Holdings"), and the Company, pursuant to which, among other things, Holdings was merged with and into the Company, with the Company as the surviving corporation (the "Merger"). As a result of the Merger, Motor Wheel Corporation, an Ohio corporation and a wholly owned subsidiary of Holdings ("Motor Wheel"), became a wholly owned subsidiary of the Company.

                    Upon consummation of the Merger, (a) each outstanding share of common stock, par value $.01 per share, of the Company ("Company Common Stock"), other than shares held by the Company or its subsidiaries, was converted into (i) $28.80 in cash and (ii) one-tenth of one share of new common stock, par value $.01 per share, of the Company ("New Common Stock"), (b) each outstanding share of Series A Preferred Stock, par value $.01 per share, of the Company ("Company Preferred Stock") was converted into 31.25 shares of New Common Stock, and
          (c) each outstanding share of common stock, par value $.01 per share, of Holdings ("Holdings Common Stock"), other than shares held by Holdings or its subsidiaries, was converted into (i) 8,231.76 shares of New Common Stock and (ii) 3,029.29 warrants, each warrant entitling the holder thereof to purchase one share of New Common Stock at a price of $48.00 during the period commencing on the fourth anniversary of the effective time of the Merger and ending on the seventh anniversary thereof ("Warrants"). Cash was paid in lieu of fractional shares of New Common Stock.

                    As a result of the Merger, an aggregate of approximately 11,195,259 shares of New Common Stock were issued, of which approximately (i) 1,757,400 shares (approximately 15.8%) were issued to existing holders of Company Common Stock, (ii) 6,250,000 shares (approximately 56.1%) were issued to certain new investors (the "New Investors"), of which approximately 79,513 shares were exchanged after the Merger for an equal number of shares of Non-voting Common Stock, par value $.01 per share, of the Company ("Non-voting Common Stock"), (iii) 3,125,000 shares (approximately 28.1%) were issued to existing holders of Holdings Common Stock and (iv) approximately 62,859 shares were issued to certain executive officers of the Company upon cancellation of certain outstanding stock options.

                    Immediately prior to the Merger and as part of the financing thereof, the Company issued and sold to the New Investors, including Joseph Littlejohn & Levy Fund II L.P. ("JLL") (which owned approximately 74% of Holdings Common Stock immediately prior to the Merger), CIBC WG Argosy Merchant Fund 2, L.L.C. ("Argosy") and TSG Capital Fund II, L.P. ("TSG"), (i) an aggregate of 200,000 shares of Company Preferred Stock, which upon consummation of the Merger were converted into an aggregate of 6,250,000 shares of New Common Stock, and (ii) 150,000 Warrants, in exchange for aggregate cash consideration of $200 million. JLL is a limited partnership, the managing general partner of which is Joseph, Littlejohn & Levy. Joseph, Littlejohn & Levy is a private investment partnership whose business includes making strategic investments in consolidating industries and investing in corporate divestitures, recapitalizations, and restructurings. TSG is a Delaware limited partnership which provides equity capital to companies in a variety of industries. The general partner of TSG is TSG Associates II, L.P., a Delaware limited partnership, whose general partner is TSG Associates II, Inc. Argosy is a private equity investment fund managed by CIBC Wood Gundy Securities Corp., an affiliate of CIBC. Argosy makes equity and other investments in a wide range of industries.

                    In connection with the Merger and as part of the financing thereof, the Company entered into a Credit Agreement, dated as of June 27, 1996 (the "Credit Agreement"), with Canadian Imperial Bank of Commerce ("CIBC") and Merrill Lynch Capital Corporation ("Merrill", and, together with CIBC, the "Managing Agents"), pursuant to which, among other things, the Managing Agents committed to lend to the Company at the time of the Merger up to $425 million in the form of a senior secured term loan facility, such aggregate amount to be allocated among (i) a Tranche A Term Loan Facility in an aggregate principal amount of up to $200 million (the "Tranche A Facility"), (ii) a Tranche B Term Loan Facility in an aggregate principal amount of up to $125 million (the "Tranche B Facility") and (iii) a Tranche C Term Loan Facility in an aggregate principal amount of up to $100 million (the "Tranche C Facility") (collectively, the "Facilities"), and up to $220 million in the form of a senior secured revolving credit facility (the "Revolving Facility," and, together with the Facilities, the "Loans"). Pursuant to the Credit Agreement, CIBC agreed to provide $387 million of the aggregate principal amount of the Loans and Merrill agreed to provide $258 million of such aggregate principal amount, each commitment to be divided pro rata among the Loans. Each of the Managing Agents reserved the right to syndicate all or a portion of its commitment to one or more financial institutions (the "Lenders"), such institutions being subject to the Company's approval. In addition, CIBC agreed to serve as administrative and syndication agent (the "Agent") in connection with the Loans, as well as fronting bank in connection with the letters of credit issued under the Revolving Facility. Merrill agreed to serve as documentation agent in connection with the Loans. The Facilities are guaranteed by the Company and all of its existing and future domestic subsidiaries.
          The Facilities are secured by a first priority lien in substantially all of the properties and assets of the Company and its respective domestic subsidiaries, now owned or acquired later, including a pledge of all of the shares of the Company's existing and future domestic subsidiaries and 65% of the shares of the Company's existing and future foreign subsidiaries.

                    In connection with the Merger and as part of the financing thereof, the Company issued and sold $250 million in aggregate principal amount of its 11% Senior Subordinated Notes due 2006 (the "Senior Subordinated Notes") in a public offering with CIBC Wood Gundy Securities Corp. ("CIBC Wood Gundy"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Salomon Brothers Inc acting as underwriters. CIBC Wood Gundy is an affiliate of CIBC, which is the Agent and a lender under the Credit Agreement. Merrill Lynch is an affiliate of Merrill which is acting as a Managing Agent and a lender under the Credit Agreement. The Senior Subordinated Notes are general unsecured obligations of the Company, subordinated in right of payment to all existing and future senior indebtedness of the Company, including the obligations of the Company under the Credit Agreement, and are guaranteed by certain of the Company's domestic subsidiaries.

                    In connection with the Merger, all of Motor
          Wheel's $125 million principal amount of 11-1/2% Senior Notes, due 2000, will be redeemed on August 1, 1996, pursuant to their terms, and the Company repurchased $98,477,000 in aggregate principal amount of its $100 million principal amount of 9-1/4% Senior Notes, due 2002, and amended, with the required consent of the holders thereof, the related indenture to eliminate substantially all of the restrictive covenants relating to such notes that remain outstanding and eliminate the Company's obligation, as a result of the Merger, to make an offer to purchase such notes that remain outstanding.

                    Immediately after the Merger, the Company and the New Investors entered into a stockholders' agreement (the "Stockholders' Agreement") pursuant to which, among other things, (i) JLL, TSG and certain other stockholders agreed to vote their shares of New Common Stock so that the Company's Board of Directors will consist of nine members, of which four members will be designated by JLL, one member will be designated by TSG, one member will be the Chief Executive Officer of the Company and the remaining three members, who may not be affiliated with the Company or any of the New Investors, will be selected by the Company's Board of Directors. The Stockholders' Agreement further provides that the respective rights of JLL and TSG to designate directors will terminate if any such entity ceases to own at least 50% of its initial investment. Each stockholder that is a party to the Stockholders' Agreement has also agreed not to acquire any shares of New Common Stock if, as a result of such acquisition, such stockholder would own in excess of 50% of the outstanding shares of New Common Stock.

                    Pursuant to the Stockholders' Agreement, such stockholders have agreed not to transfer any shares of New Common Stock, other than pursuant to certain permitted transfers, until the second anniversary of the Merger. The Stockholders' Agreement gives each stockholder a party thereto holding shares of New Common Stock received in the Merger with an aggregate value of $15 million the right (exercisable after the second anniversary of the Merger) to require the Company to register under the Securities Act of 1933, as amended (the "Securities Act"), the resale of all or part of such shares at the Company's expense on two occasions. The Company has agreed to file the reports under the Securities Exchange Act of 1934, as amended, necessary to enable each such stockholder to sell its shares of New Common Stock. Each such stockholder will be entitled to an unlimited number of piggyback registrations, which will allow such stockholder to include shares of New Common Stock (including shares of New Common Stock to be issued upon the exercise of Warrants) held by it in certain registrations of shares of New Common Stock effected by the Company (subject to customary cut-back provisions). The Stockholders' Agreement also permits such stockholders to participate proportionately in certain sales by JLL of shares of New Common Stock.

                    The Stockholders' Agreement also provides that the Company will not repurchase any shares of New Common Stock, other than to fund employee benefit plans, without the approval of at least 82.5% of the shares of New Common Stock subject to the Stockholders' Agreement. In addition, the Stockholders' Agreement provides that the Company will file all necessary reports with the Securities and Exchange Commission, if applicable, and take whatever action any stockholder a party thereto may reasonably request to enable such stockholder to sell shares of New Common Stock without registration under the Securities Act within the limitations provided by Rule 144 thereunder. The Stockholders' Agreement may be amended only with the prior written consent of the Company and at least 82.5% of the shares of New Common Stock initially subject thereto. The Stockholders' Agreement will terminate on the eighth anniversary thereof, unless terminated earlier pursuant to its terms.

                    By virtue of the consummation of the Merger, the Board of Directors is comprised of: Timothy J. Clark, Peter A. Joseph, Paul S. Levy and Marcos A. Rodriguez, designated by JLL; Cleveland A. Christophe, designated by TSG; Ranko "Ron" Cucuz, Chairman of the Board, President and Chief Executive Officer of the Company; and John S. Rodewig and Kenneth L. Way, designated by the Company's Board of Directors. One vacancy, which will be filled with an individual who is not an affiliate of the Company or any of the New Investors, remains on the Company's Board of Directors.

                    Argosy and the Company entered into an
          Agreement, dated as of July 2, 1996 (the "Argosy Agreement"), pursuant to which, among other things, Argosy instructed the Company, as its nondiscretionary proxy agent, to vote on its behalf all shares of New Common Stock held by Argosy regarding all matters that require stockholder approval in proportion to votes actually cast by holders of New Common Stock, other than JLL, subject to the terms and conditions set forth in the Argosy Agreement.

                    The following table sets forth the ownership of New Common Stock by each entity known by the Company to own more than 5% of the outstanding shares of New Common Stock immediately upon consummation of the Merger.

                                                         Percent of Ownership
                                         Shares of New    of Shares of New
                                        Common Stock (a)   Common Stock (b)

     Joseph Littlejohn & Levy
       Fund II L.P.  . . . . . . .         4,817,086           43.3%
     TSG Capital Fund II, L.P. . .         1,406,250           12.6
     CIBC WG Argosy Merchant
       Fund 2, L.L.C. (c)  . . . .         1,250,000           11.2
     Varity Corporation (d)  . . .           814,400            7.3
     Chase Equity Associates, L.P. (e)       625,000            5.6
     __________

     (a) In addition, 943,000 shares of New Common Stock are owned by pre-Merger stockholders of the Company other than Varity, constituting an ownership of approximately 8.5% of the shares of New Common Stock (excluding Warrants and options).

     (b) Excludes options to purchase shares of New Common Stock held by certain officers and directors of the Company and Holdings and Warrants to purchase 1,300,000 shares of New Common Stock.

     (c) The Company is the nondiscretionary proxy agent with respect to such shares, pursuant to the Argosy Agreement.

     (d) Varity owns its shares through K-H Corporation, its indirect wholly owned subsidiary.

     (e)  Includes 79,513 shares of Non-voting Common Stock.

                    On July 2, 1996, the Company issued a press release regarding the Merger and related transactions, a copy of which is attached hereto as an exhibit and incorporated herein by reference.

          ITEM 7.

                    (a) Financial Statements of MWC Holdings, Inc. [Incorporated by reference to the Consolidated Financial Statements of MWC Holdings, Inc. included in Post-
          Effective Amendment No. 1 to the Registration Statement on Form S-3 of the Company, dated July 1, 1996
          (Registration No. 333-03813)]

                    (b)  Pro Forma Financial Information
          [Incorporated by reference to the Unaudited Pro Forma
          Combined Condensed Financial Statements included in Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 of the Company, dated July 1, 1996
          (Registration No. 333-03813)]

                    (c) (1) Underwriting Agreement dated June 26, 1996 among Hayes Wheels International, Inc. and certain of its Subsidiaries, and CIBC Wood Gundy Securities Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc, as underwriters

                       (2.1) Agreement and Plan of Merger, dated as of March 28, 1996, between Hayes Wheels International, Inc. and MWC Holdings, Inc. [Incorporated by reference to
          Exhibit 2.1 to the Registration Statement on Form S-4 of the Company (Registration No. 333-04909)]

                       (2.2) Stockholders Agreement, dated as of July 2, 1996, among Hayes Wheels International, Inc.,
          Joseph Littlejohn & Levy Fund II L.P., Chase Equity
          Associates, CIBC WG Argosy Merchant Fund 2, L.L.C.,
          Nomura Holding America, Inc. and TSG Capital Fund II, L.P.

                       (3.1) Restated Certificate of Incorporation of Hayes Wheels International, Inc., and Certificate of
          Correction thereof

                       (3.2)  Amended and Restated By-laws of Hayes
          Wheels International, Inc.

                       (3.3)  Certificate of Merger of MWC
          Holdings, Inc. into Hayes Wheels International, Inc., filed with the Secretary of State of the State of Delaware on July 2, 1996

                       (4.1) Indenture, dated as of July 2, 1996, among Hayes Wheels International, Inc., certain of its Subsidiaries and Comerica Bank, as Trustee, relating to 11% Senior Subordinated Notes due 2006, including the form of Note therein

                       (4.2)  Indenture, dated as of November 15,
          1992, between Hayes Wheels International, Inc. and Manufacturers and Traders Trust Company, as Trustee, relating to 9-1/4% Senior Notes due 2002, including all exhibits thereto [Incorporated by reference to Exhibit
          4.2 of the Report on Form 10-K of the Company for the year ended January 31, 1993 (File No. 1-11592)]

                       (4.3) First Supplemental Indenture, dated as of June 20, 1996, between Hayes Wheels International, Inc. and Manufacturers and Traders Trust Company, as Trustee, to the Indenture, dated as of November 15, 1992, relating to 9-1/4% Senior Notes due 2002

                       (4.4) Second Supplemental Indenture, dated as of June 26, 1996, between Hayes Wheels International, Inc. and Manufacturers and Traders Trust Company, as Trustee, to the Indenture, dated as of November 15, 1992, relating to 9-1/4% Senior Notes due 2002

                      (10.1)  Credit Agreement, dated June 27,
          1996, among Hayes Wheels International, Inc., Canadian
          Imperial Bank of Commerce and Merrill Lynch Capital
          Corporation

                      (10.2) Form of Indemnification Agreement between Hayes Wheels International, Inc. and each of its directors [Filed as Exhibit B to the Stockholders
          Agreement filed herewith as Exhibit 2.2 hereto]

                       (99)   Press Release, dated July 2, 1996, of
          Hayes Wheels International, Inc.


                                  SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HAYES WHEELS INTERNATIONAL, INC.

          Date: July 11, 1996      By:  /s/ Daniel M. Sandberg
                                        Daniel M. Sandberg
                                        Vice President, General
                                         Counsel and Secretary


                                EXHIBIT INDEX

                                                               PAGE

             (a)         Financial Statements of MWC
                         Holdings, Inc. [Incorporated by
                         reference to the Consolidated
                         Financial Statements of MWC
                         Holdings, Inc. included in Post-
                         Effective Amendment No. 1 to the
                         Registration Statement on Form S-3
                         of the Company, dated July 1, 1996
                         (Registration No. 333-03813)]  . . . . . .

             (b)         Pro Forma Financial Information
                         [Incorporated by reference to the
                         Unaudited Pro Forma Combined Condensed
                         Financial Statements included in Post-
                         Effective Amendment No. 1 to the
                         Registration Statement on Form S-3 of
                         the Company, dated July 1, 1996
                         (Registration No. 333-03813)]  . . . . . .

             (c)  (1)    Underwriting Agreement dated June
                         26, 1996 among Hayes Wheels
                         International, Inc. and certain of
                         its Subsidiaries, and CIBC Wood
                         Gundy Securities Corp., Merrill
                         Lynch, Pierce, Fenner & Smith
                         Incorporated and Salomon Brothers
                         Inc, as underwriters . . . . . . . . . . .

                  (2.1)  Agreement and Plan of Merger, dated
                         as of March 28, 1996, between Hayes
                         Wheels International, Inc. and MWC
                         Holdings, Inc. [Incorporated by
                         reference to Exhibit 2.1 to the
                         Registration Statement on Form S-4
                         of the Company (Registration No.
                         333-04909)]  . . . . . . . . . . . . . . .

                  (2.2)  Stockholders Agreement, dated as of
                         July 2, 1996, among Hayes Wheels
                         International, Inc., Joseph
                         Littlejohn & Levy Fund II L.P.,
                         Chase Equity Associates, CIBC WG
                         Argosy Merchant Fund 2, L.L.C.,
                         Nomura Holding America, Inc. and
                         TSG Capital Fund II, L.P.  . . . . . . . .

                  (3.1)  Restated Certificate of
                         Incorporation of Hayes Wheels
                         International, Inc., and
                         Certificate of Correction thereof  . . . .

                  (3.2)  Amended and Restated By-laws of
                         Hayes Wheels International, Inc. . . . . .

                  (3.3)  Certificate of Merger of MWC
                         Holdings, Inc. into Hayes Wheels
                         International, Inc., filed with the
                         Secretary of State of the State of
                         Delaware on July 2, 1996 . . . . . . . . .

                  (4.1)  Indenture, dated as of July 2,
                         1996, among Hayes Wheels
                         International, Inc., certain of its
                         Subsidiaries and Comerica Bank, as
                         Trustee, relating to 11% Senior
                         Subordinated Notes due 2006,
                         including the form of Note therein . . . .

                  (4.2)  Indenture, dated as of November 15,
                         1992, between Hayes Wheels
                         International, Inc. and
                         Manufacturers and Traders Trust
                         Company, as Trustee, relating to 9-
                         1/4% Senior Notes due 2002,
                         including all exhibits thereto
                         [Incorporated by reference to
                         Exhibit 4.2 of the Report on Form
                         10-K of the Company for the year
                         ended January 31, 1993 (File No. 1-
                         11592)]  . . . . . . . . . . . . . . . . .

                  (4.3)  First Supplemental Indenture, dated
                         as of June 20, 1996, between Hayes
                         Wheels International, Inc. and
                         Manufacturers and Traders Trust
                         Company, as Trustee, to the
                         Indenture, dated as of November 15,
                         1992, relating to 9-1/4% Senior
                         Notes due 2002 . . . . . . . . . . . . . .

                  (4.4)  Second Supplemental Indenture,
                         dated as of June 26, 1996, between
                         Hayes Wheels International, Inc.
                         and Manufacturers and Traders Trust
                         Company, as Trustee, to the
                         Indenture, dated as of November 15,
                         1992, relating to 9-1/4% Senior
                         Notes due 2002 . . . . . . . . . . . . . .

                  (10.1) Credit Agreement, dated June 27,
                         1996, among Hayes Wheels
                         International, Inc., Canadian
                         Imperial Bank of Commerce and
                         Merrill Lynch Capital Corporation  . . . .

                  (10.2) Form of Indemnification Agreement
                         between Hayes Wheels International,
                         Inc. and each of its directors
                         [Filed as Exhibit B to the
                         Stockholders Agreement filed
                         herewith as Exhibit 2.2 hereto]  . . . . .

                   (99)  Press Release, dated July 2, 1996,
                         of Hayes Wheels International,
                         Inc. . . . . . . . . . . . . . . . . . . .